Exhibit 99.1

Pulaski Financial Corp.

Howe Barnes Conference May 31, 2005 Chicago, IL

Presented by:

William A. Donius, Chairman & CEO

Ramsey Hamadi, CFO

Safe Harbor

This document contains forward looking statements concerning the future performance of Pulaski Financial, which are subject to a number of factors including, but not limited to the level of interest rates, consumer spending, general economic conditions and political changes both domestically and overseas.

Pulaski Financial Corp.

Pulaski Financial Corp.

8 Bank Locations

Kansas City

Jackson County

St. Charles County

St. Louis City

St. Louis County

1 Planned Bank Location 1 LPO

Market Snapshot

Nasdaq: Recent Price: 12 Mos Range: TTM Revenues: TTM EPS: Price/earnings: Dividend Per Share: Shares Outstanding: Estimated Float: Market Capitalization:

PULB $21.18 (05/25/05) $16.00 - $23.50 $29 million $1.19 15-20 36 cents $5.5 million $4.8 million $115 million

2005 YTD Highlights

Earnings per share up 36% Net Interest Income up 49% Net Interest Margin steady at 3.42% Totals assets reach $700 million Deposits up $86 million or 21%

5-Year Relative Performance

2150

1950

1750 1550

1350

S&P 500 Index 1150 950

750

5/12/00 11/24/00 6/8/01 12/21/01 7/5/02 1/17/03 8/1/03 2/13/04 8/27/04 3/11/05

S&P 500 Index

PULB

25

20

15

PULB

10 5 0

Indexed 5yr Chart

600 500 400 300 200 100 0

PULB

S&P 500

Growth Stock Price Since 1998 IPO

700% 600% 500% 400% 300% 200% 100% 0%

-100% Dec- 98

Apr-99

Aug-99

Dec-99

Apr-00

Aug-00

Dec-00

Apr-01

Aug-01

Dec-01

Apr-02

Aug-02

Dec-02

Apr-03

Aug-03

Dec-03

Apr-04

Aug-04

Dec-04

Apr-05

Price Appreciation

Dividend Adjusted Stock Price Since 1998 IPO

1400% 1200% 1000% 800% 600% 400% 200% 0% -200%

Dec-98

Mar-99 Jun-99

Sep-99 Dec-99

Mar-00

Jun-00

Sep-00

Dec-00

Mar-01

Jun-01

Sep-01

Dec-01

Mar-02

Jun-02

Sep-02

Dec-02

Mar-03

Jun-03

Sep-03

Dec-03

Mar-04

Jun-04

Sep-04

Dec-04

Mar-05

Adjusted Appreciation

Return on Equity - Adjusted

20.00% 15.00% 10.00% 5.00% 0.00%

FY 1997 FY 1999 FY 2001 FY 2003 FY 2005 QTD

8.28%

7.49%

4.52%

5.76%

10.00%

13.24%

16.35%

15.36%

18.00%

2.95%

Questions :

Who are we?

What is our strategy?

What makes us different?

What’s next?

Pulaski Financial Corp.

Who are we?

Blend of Southwest Airlines and Southwest Bank (MVBI)

Become Hometown Bank to St. Louis

Pulaski Financial Corp.

PULASKI FINANCIAL CORP. VS. MISSIPPIPPI VALLEY BANCSHARES, INC.

FINANCIAL COMPARISON

$900.00

$800.00

$700.00

Offering $600.00

$500.00 at Initial Public $400.00 Invested

$300.00

$100.00

$200.00

$100.00

$0.00

0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90

Months with Full Public Ownership

MVBI

PULB

What is our Strategy?

Become the Community Bank to St. Louis Focus on growth-oriented retail banking Leverage mortgage lending strengths Build core customer base Further enhance operating efficiency Add commercial banking to broaden product line Add Investment and Title Divisions Mergers & acquisitions

Pulaski Financial Corp.

PULB: Traditional Thrift, Commercial Bank or Best of Both?

Pulaski Financial Corp.

Portfolio Mix

Portfolio Mix at 9/30/2004

Portfolio Mix at 9/30/2003

Home Equity 29%

Residential Construction 6%

Commercial Loans 25%

Residential Real Estate 41%

Commercial Loans

Residential Real Estate

Residential Construction

Home Equity

Home Equity 32%

Residential Construction

3%

Residential Real Estate 59%

Commercial Loans 6%

03/31/05 source:www.ffiec.gov\ubpr.htm

Turbo Thrift w/ a Twist vs. Commercial Bank

Construction + LAD $35.4 6%

1-4 Family Residential $242.7 39%

Multi-Family R/E $11.0 2%

Commercial R/E $78.1 12%

Commercial + Industrial $23.5 4%

Lns to Individuals $3.2 1%

Others $0.2 0.03%

Home Equity $180.3 29%

Loans Held for Sale $54.0 9%

Energized Assets $382.3 62%

Gross Portfolio $628.4 100%

4%

24%

1%

20%

14%

8%

0.10%

1%

-

40%

Data for the Commercial Bank loan mix was derived from peer data contained in the 12-31-04 Ur The peer group included all insured commercial banks.

source: Loans receivable

Deposit Mix

CD’s 55%

Demand Deposit 45%

Demand Deposit

CD’s

Community Bank Products “Best in Class”

Pulaski Financial Corp.

Mortgage Lending

$1.1B

Pulaski Financial Corp.

Home Equity Portfolio

$0-$180M

49% Utilization Yield 6.40% Cross Selling 65%+

Pulaski Financial Corp.

Free Checking Consumer & Business

Revenues reached $2.4 million

Pulaski Financial Corp.

Balances have grown to $86 million

Pulaski Financial Corp.

Commercial Banking

Portfolio of $148 million

80% Adjustable CRE

Pulaski Financial Corp.

Title Company

NEW

Pulaski Financial Corp.

Investment Division Fixed Income

NEW

Pulaski Financial Corp.

What Makes Us Different?

NI 6 Year CAGR – 24%

7,000 6,000 Growth 5,000 4,000 Income 3,000 2,000 Net 1,000 0

’1999

’2000

’2001 ’2002

’2003 ’2004

0.35 0.3 0.25 0.2 0.15 0.1 0.05 0

NI Growth CAGR 6 yr

Chargeoffs to Total Assets

0.35%

0.30%

0.25%

0.20% (Chargeoffs % of Portfolio)

0.15% 0.10% 0.05% 0.00%

2002 2003 2004 2005 YTD $800,000 $700,000 $600,000 $500,000 $400,000 $300,000 $200,000 $100,000 $0

(Portfolio in Millions)

Annual Chargeoffs Percent of Loans

TOTAL ASSETS - consolidated

Banking Sector

Business where . . .

Bigger Better

* for most customers

Core Competencies

(Secret Sauce in Strategy)

1. Talent Acquisition & Motivation

2. Experienced in Growing Business Lines

3. Collaborative Management Style

4. Passion for what we do

5. Performance Orientation – Analytics, P&L

6. Winning Culture – Q2B, Fishing Focused & Fun

7. Marketing Expertise

8. Sales Focus

9. Energetic Workforce

10. Opportunistic for shareholders

“Quest to be the Best”

We set forth on a Quest to be the Best performing (based on ROE/ service levels) small bank in America (based on KBW’s Index of thrifts under $500M in size).

FISH! Philosophy

We want to:

1. Make the Customers Day!

2. Be There!

3. Choose Your Attitude

4. Play (Professionally)

“What’s Next?

Become Dynamic, Hometown Community Bank to St. Louis.

What’s Next?

Build Infrastructure : 1 - 2 Banks / year Grow Loan Portfolio (Mortgage & Commercial) Identify / Grow Deposits Focus on Quality More Diversification in Earnings (Investment/Title)

Long Range Projections Total Asset Growth

1,800,000,000 1,600,000,000 1,400,000,000 1,200,000,000 1,000,000,000 800,000,000 600,000,000 400,000,000 200,000,000 -

2005 2006 2007 2008 2009 2010

(Projection assumes growth of total assets to $1.5 billion in 2010)

Investment Highlights:

Last publicly traded bank in St. Louis

Parochial/Provincial “small town” – easier to win over business Great Momentum – proven track record Brand Recognition – 7th year of TV Advertising Shareholder Focused – Good stewards of capital

Fiscal 2005: Forecast & Announcements

Strong Double Digit EPS Growth for FY ’05 Stock Split: 3-for-2 with a July 5th record date Dividend increases 33% to .48 per share